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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): February 10, 1997



                         LITHIUM TECHNOLOGY CORPORATION
       (Exact Name of Small Business Issuer as Specified in Its Charter)


        Delaware                     1-10446               13-3411148
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State or Other Jurisdiction          Commission            IRS Employer
of Incorporation or Organization     File Number           Identification No.

5115 Campus Drive, Plymouth Meeting, PA              19462
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Address of Principal Executive Offices             Zip Code


Registrant's telephone number, including area code: (610) 940-6090
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         -----------------------------------------------------------
         Former name or former address, if changed since last report


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Item. 9   Sales of Equity Securities Pursuant to Regulation S and Related
Matters.

        During the period from February 10, 1997 through February 24, 1997, Lithium Technology Corporation (the "Company") issued a total of 247,814 shares of its common stock in connection with the Company's convertible note transaction which was reported in the Company's Report on Form 8-K dated October 25, 1996. Of these 247,814 shares, 218,750 shares were issued directly to the Company's two convertible note purchasers (the "Purchasers") as the consideration for the Company's exercise of its option under the applicable Stock Purchase Agreements dated October 23, 1996 (a copy of the form of a Stock Purchase Agreement is attached as Exhibit 10.31 to the Company's Report on Form 8-K, dated October 25, 1996) to extend the maturity date of the convertible notes to March 24, 1997. Of the remaining 29,064 shares issued, 8,974 were issued as of February 10, 1997; 9,642 were issued as of February 17, 1997 and 10,448 were issued as February 24, 1997. These 29,064 shares were issued pursuant to certain other contingencies contained in the aforementioned Stock Purchase Agreements.

        In addition to such 247,814 shares, the Company also placed in an escrow reserve account 1,536,797 shares of common stock (the "Escrowed Shares"). Pursuant to the terms of the aforementioned Stock Purchase Agreements the Escrowed Shares are to be held in escrow pending the occurrence of certain specified contingencies and, in the event of such contingencies (including the non-payment of the aforementioned convertible notes and the noteholders' election to convert the unpaid notes into the agreed upon quantity of corresponding Escrowed Shares), such shares will be released from escrow and will then be included among the issued and outstanding shares of common stock of the Company.

        The shares were issued, or will be issued, to the Purchasers pursuant to an exemption from registration under Regulation S of the Securities Act of 1933. Neither Purchaser is a "U.S. Person" (as defined in Rule 902(o) of Regulation S). The common stock was not, and will not be, issued for cash, no underwriter was used, and no underwriter discounts or commissions were paid. The Company issued, or will issue, the common stock pursuant to Rule 903 of Regulation S and qualifies for such an exemption based on the Purchasers' representations set forth in the aforementioned Stock Purchase Agreements including the following: the Company is a Reporting Issuer (as defined in Rule 902(l) of Regulation S); has not made any Directed Selling Efforts (as defined in Rule 902(b) of Regulation S); has implemented Offering Restrictions (as defined in Rule 902(h) of Regulation S); and has not made any offer or sale to any U.S. person or for the account or benefit of any U.S. person.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    LITHIUM TECHNOLOGY CORPORATION


                                    By: /s/ DAVID J. CADE
                                        --------------------------
                                        David J. Cade
                                        President and
                                        Chief Operating Officer

Date: February 25, 1997


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